UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Bohannon Drive, Suite 250 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 963-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Salary Increases and Merit Bonus Awards

On January 28, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Versartis, Inc. (the “Company”) approved increases in annual base salaries for 2015 and merit bonus awards related to 2014 performance for certain executive officers of the Company. The following table sets forth the 2015 annual base salary and merit bonus awards for each of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission).

Named Executive Officer	Title	2015 Base Salary	2014 Merit Bonus
Jeff Cleland	Chief Executive Officer	$478,400.00	$253,000.00
Joshua Brumm	Chief Financial Officer	$353,600.00	$149,600.00
Paul Westberg	Senior Vice President, Business Development	$291,200.00	$107,800.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versartis, Inc.

Dated: February 2, 2015

	By:	/s/ Joshua T. Brumm
Joshua T. Brumm
Chief Financial Officer